Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Delta Financial Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 2nd day of July, 2001.



Dated: July 2, 2001

                                   SC FUNDAMENTAL VALUE FUND, L.P.

                                   By: SC Fundamental LLC, as General Partner

                                   By: /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler, Member


                                   SC FUNDAMENTAL LLC

                                   By: /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler, Member


                                   SC FUNDAMENTAL VALUE BVI, LTD.

                                   By: SC Fundamental Value BVI, Inc., as
                                       managing general partner of investment
                                       manager

                                   By: /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler, Vice President


                                   SCI-BVI PARTNERS

                                   By: SC Fundamental Value BVI, Inc., as
                                       managing general partner

                                   By: /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler, Vice President

                                   PMC-BVI, INC.

                                   By: /s/ Peter M. Collery
                                       ----------------------------------------
                                       Neil H. Koffler as Attorney-in-Fact for
                                       Peter M. Collery, President (1)


                                   SC FUNDAMENTAL VALUE BVI, INC.

                                   By: /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler, Vice President


                                       /s/ Peter M. Collery
                                       ----------------------------------------
                                       Neil H. Koffler as Attorney-in-Fact for
                                       Peter M. Collery (1)


                                       /s/ Neil H. Koffler
                                       ----------------------------------------
                                       Neil H. Koffler



                                   SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND
                                   PROFIT SHARING PLAN

                                   By: /s/  Peter M. Collery
                                       ----------------------------------------
                                       Neil H. Koffler as Attorney-in-Fact for
                                       Peter M. Collery, Trustee (1)



(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.






                                 Page 18 of 18